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                                                                    EXHIBIT 10.2

                              FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG

                           ATP OIL & GAS CORPORATION,
                                  AS BORROWER,

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                   AS AGENT,

                                      AND

                          THE LENDERS SIGNATORY HERETO


                         EFFECTIVE AS OF JUNE 30, 2000

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") executed effective as of the 30th day of June, 2000 (the "Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "Chase"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 21, 1999 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower;

     WHEREAS, the Borrower, and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided; and

     WHEREAS, Bank United has joined as a Lender;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                            ARTICLE I.  DEFINITIONS

      Section 1.01 Terms Defined Above. As used in this First Amendment, each of the terms "Borrower", "Credit Agreement", "Effective Date", "First Amendment", and "Lenders" shall have the meaning assigned to such term hereinabove.

      Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      Section 1.03  Other Definitional Provisions.

          (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.
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          (b) Section, subsection and Exhibit references herein are to such
     Sections, subsections and Exhibits to this First Amendment unless otherwise specified.


                  ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

     The Borrower, the Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      Section 2.01  Amendments and Supplements to Definitions.

          (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

          "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment and as the same may from time to time be further amended or supplemented.

          "Assignment" shall mean that certain Assignment between Chase Bank of Texas, National Association, and Bank United, dated as of June 30, 2000.

          "Monthly Date" shall mean the last day of each calendar month; provided, however, if any such is not a Business Day, such Monthly Date shall be the next succeeding Business Day.

          (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

          "Aquila Financing" shall mean the Borrower's Non-Recourse Debt financing by Aquila Energy Capital Corporation dated April 9, 1999, as supplemented on June 23, 1999 and November 3, 1999, in the approximate amount of $91,213,300.00.

          "Aquila Financing Event" shall mean the occurrence of any Oil and Gas Property being added or subtracted as collateral security for the Aquila Financing or any increase in the principal amount of the Aquila Financing.

          "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000, by and among the Borrower, the Agent and the Lenders.

      Section 2.02  Amendments to Article II.

     (a) Section 2.08(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and by adding thereto a new last sentence to read in its entirety as follows:

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     "During the period from and after June 30, 2000 until the next redetermination pursuant to Section 2.08(d) or adjustment pursuant to Sections 8.08(c) or 9.15, the amount of the Borrowing Base shall be $39,000,000.";

     (b) Section 2.08(d) of the Credit Agreement is hereby supplemented by the addition of a new paragraph to be added at the end of Section 2.08(d) to read in its entirety as follows:

     "In addition, after the occurrence of any Aquila Financing Event, the Required Lenders shall have the right to redetermine the amount of the Borrowing Base as it relates to the Aquila Financing Event."

     (c) Section 2.08(e) of the Credit Agreement is hereby supplemented by adding to the end of the first sentence in Section 2.08(e) the following:

     "by letter or by the use of the form attached hereto as Schedule 2.08."

     (d) Section 2.08(f)(ii) of the Credit Agreement is hereby amended by deleting Section 2.08(f)(ii) and substituting therefor the following:

     "(ii) automatic Borrowing Base reductions on each Monthly Date by the following amounts ("Scheduled Borrowing Base Reductions"):

          (A) $2,250,000 on July, August, September and October, 2000 Monthly Date; and

          (B) $1,000,000 on the November, 2000 Monthly Date and each Monthly Date thereafter;

     provided, however, the foregoing Scheduled Borrowing Base Reductions shall be redetermined in conjunction with each redetermination of the Borrowing Base pursuant to this Section 2.08 and notice thereof will be given to the Borrower in accordance with Section 2.08(e).

     Section 2.03 Amendment to Article VII. Schedule 7.14 is hereby amended by deleting Schedule 7.14 and replacing it with Schedule 7.14 attached to the First Amendment.

      Section 2.04  Amendments to Article VIII.

     (a) Section 8.08(a) of the Credit Agreement is hereby supplemented in the first sentence thereof by the addition of the following language to be added at the end of such first sentence which reads in its entirety as follows:

     "; provided, however, the Agent may designate certain lower value Oil and Gas Properties as to which updated title information is not required."

     (b) Article VIII of the Credit Agreement is hereby supplemented by the addition of a new Section 8.11 which reads in its entirety as follows:

          "Section 8.11 Notice Regarding Aquila Financing. The Borrower shall forthwith give the Agent written notice of the occurrence of any Aquila Financing Event."

      Section 2.05  Amendments to Article IX.

     (a) Section 9.01(g) is hereby supplemented by the addition of the following language after the words "Hedging Agreements with" in line 1 of Section 9.01(g):

     "Aquila Risk Management Corporation, Ashland Chemical Company Energy Services, Enron North America Corp. or"

     (b) Section 9.15 is amended in part by the deletion of the proviso contained at the end of Section 9.15.

      Section 2.06  Amendments to Article XII.

     Article XII is supplemented by the addition of a new Section 12.18 which reads in its entirety as follows:

          "Section 12.18    Release of Collateral.  The release of any
     collateral upon which a Lien has been granted pursuant to the Security Instruments shall require the approval of all of the Lenders."

      Section 2.07 Amendment to Annex I. Annex I to the Credit Agreement is hereby replaced with Annex I attached hereto. Accordingly, all references in the Credit Agreement, to Annex I shall be deemed to be references to Annex I attached to this First Amendment.


                           ARTICLE III.  CONDITIONS

     The enforceability of this First Amendment against the Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

      Section 3.01 Loan Documents. The Agent shall have received multiple original counterparts, as requested by the Agent, of this First Amendment executed and delivered by a duly authorized officer of the Borrower, the Agent, and each Lender;

      Section 3.02 Corporate Proceedings of Loan Parties. The Agent shall have received multiple copies, as requested by the Agent, of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors of the Borrower, authorizing the execution, delivery and performance of this First Amendment, the Notes and any other Security Instrument to which they are respectively a party, each such copy being attached to an original certificate of the

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Secretary or an Assistant Secretary of the Borrower, dated as of the Effective
Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent[s] or at a meeting of the Board of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the [respective] articles of incorporation and bylaws of the Borrower have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower executing this First Amendment, the Notes and/or any Security Instrument executed pursuant hereto.

      Section 3.03 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Security Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

      Section 3.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      Section 3.05 No Change. As of the Effective Date, no event shall have occurred since September 21, 1999, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Borrower.

      Section 3.06 Security Instruments. All of the Security Instruments shall be in full force and effect and provide to the Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby. The Agent shall have received all additional Security Instruments (or supplements thereto) requested by the Agent in connection with the increase in the Borrowing Base set forth in Section 2.08(a).

      Section 3.07 Other Instruments or Documents. The Agent or any Lender or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.


                          ARTICLE IV.  MISCELLANEOUS

      Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Each of the Borrower, the Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      Section 4.02 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      Section 4.03 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

      Section 4.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      Section 4.05 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

      Section 4.06 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

      Section 4.07 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      Section 4.08 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

     THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                     ATP OIL & GAS CORPORATION


                              By:
                                  --------------------------------
                              Name:  T. Paul Bulmahn
                              Title:     President

LENDER AND AGENT:             CHASE BANK OF TEXAS, NATIONAL
                               ASSOCIATION


                              By:
                                  --------------------------------
                              Name:  Robert C. Mertensotto
                              Title:    Managing Director

                              Address for Notices:

                              Chase Bank of Texas, National Association
                              600 Travis, 20th Floor
                              Houston, Texas 77002


                              Telecopier No.: 713/216-4117
                              Telephone No.: 713/216-8869
                              Attention:  Peter Licalzi

LENDERS:                      BANK UNITED


                              By:
                                  --------------------------------
                              Name:      Gardner W. Cannon
                              Title:     Senior Vice President

                              Address for Notices:

                              Bank United
                              3200 Southwest Freeway, Suite 2906
                              Houston, TX  77027

                              Telecopier No.: 713/543-6986
                              Telephone No.: 713/543-5528
                              Attention:  David W. Phillips

                                 SCHEDULE 2.08

                                 FORM OF NOTICE

                                 BORROWING BASE
                    AND SCHEDULED BORROWING BASE REDUCTIONS


                           ATP Oil & Gas Corporation
                     Amended and Restated Credit Agreement
               dated as of September 21,1999 ("Credit Agreement")

From and after                           ,                 the Borrowing Base
shall be $                                       , subject to adjustments and
redeterminations pursuant to the Credit Agreement.

     Scheduled Borrowing Base Reductions shall automatically occur on each Monthly Date by the following amounts:


-------------------------------

-------------------------------

-------------------------------



                       AGENT:
                              -----------------------------

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

                                 SCHEDULE 7.14


ATP Energy, Inc.
4600 Post Oak Place
Houston, TX  77027

ATP Oil & Gas (UK) Limited
4600 Post Oak Place
Houston, TX  77027

                                    ANNEX I

                         LIST OF MAXIMUM CREDIT AMOUNTS

                                                          MAXIMUM
                                                           CREDIT
NAME OF LENDER                     PERCENTAGE SHARE        AMOUNT
--------------                     -----------------   --------------
Chase Bank of Texas, National
 Association                             62.5%         $25,000,000.00
Bank United                              37.5%         $15,000,000.00

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